Exhibit 10.7



                                         NOTE

$1,300,000.00                            DALLAS, DALLAS COUNTY, TEXAS

                                         The 7th DAY of FEBRUARY, 2006



         Cubic Energy, Inc., a Texas corporation (hereinafter referred to as "Maker"), for value received, promises to pay unto the order of Tauren Exploration, Inc. (hereinafter referred to as "Payee"), in lawful United States Currency, the principal sum of One Million Three Hundred Thousand Dollars and No Cents ($1,300,000.00) with interest from the date hereof until maturity (the "Note").

1.       TERMS FOR PAYMENT.
         -----------------

         1.1. Maker promises to pay unto the order of Payee the principal amount of One Million Three Hundred Thousand Dollars and No Cents ($1,300,000.00), on or before April 3, 2006. Maker agrees to pay Payee interest at a rate of twelve and one-half percent (12 1/2%) per annum on all unpaid principal, until all principal and interest has been fully paid.

         1.2. Maker promises to pay Payee by check, draft or money order to the order of Payee at the below listed address:

                  Tauren Exploration, Inc.
                  ATTN: Calvin Wallen III
                  9870 Plano Rd.
                  Dallas, Texas 75238

         or any future agreed upon address.

2.       DEFAULT.
         -------
         2.1. Maker shall be deemed to be in default for any of the following reasons:

                  2.1.1. Failure to timely pay all sums due under the Note.

                  2.1.2. Assignment of any or all of the obligations pursuant to this note by Maker.

                  2.1.3. Any voluntary or involuntary petition filed on behalf or by Maker pursuant to the Bankruptcy Code or pursuant to any other insolvency act or law.

                  2.1.4. The appointment of a receiver, liquidator or trustee to manage or dispose of assets of Maker.

                  2.1.5 The forfeiture of Maker's charter as an entity in Texas.

         2.2. If Maker becomes in default under this Note due to any act or omission, Payee may provide Maker notice of default and give Maker fifteen (15) days to completely cure such default. Should, upon receipt of proper notice of default as described in the previous sentence hereto, Maker fail to cure such default within fifteen (15) days, Payee retains and holds any and all recourse available to Payee in law or in equity, and additionally, without mitigating those rights in law or in equity, Payee may exercise the following rights:

                  2.2.1. Without further notice to Maker, accelerate all unpaid principal and interest as immediately due.

         To supersede any conflicting provisions or covenants herein, it is expressly understood that Maker will not be deemed in default of this Note until such time that Payee shall have sent written notice to Maker that an event of default has been declared.

         At any time after April 3, 2006, should the entirety of all principal plus interest not be paid off, with respect to the dollar amount then due, Payee has the exclusive right, but not the obligation, to convert the total sum due to restricted, non-registered common shares of Cubic Energy, Inc. stock, at a conversion rate of $0.80/share. Maker warrants and represents that it will maintain sufficient authorized but unissued common shares to satisfy such conversion. PAYEE ACKNOWLEDGES THAT NONE OF THE COMMON SHARES ISSUED TO PAYEE FROM MAKER HEREIN HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW; AND NONE OF THE SHARES MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO MAKER, SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED. FURTHER, PAYEE ACKOWLEDGES THAT AS AN AFFILIATE OF MAKER, IT MAY HAVE ADDITIONAL RESTRICTIONS AS TO ITS RIGHTS AND PRIVILEGES WITH RESPECT TO MAKER SHARES ISSUED HEREUNDER.

3.       USURY.
         -----

         It is the intention of Maker and Payee to comply with all applicable usury laws. If any provision of this Note is deemed to be in violation of any applicable usury laws, the amount of the monthly interest due on the unpaid principal balance shall immediately be reduced to the maximum lawful interest rate allowed under the applicable usury laws or as determined by any court of competent jurisdiction. The calculations to determine whether the rate of stated interest on this Note exceeds the maximum lawful interest rate shall be determined by amortizing, allocating, pro-rating and spreading all interest contracted for, charged or received during the full stated term of this Note. Maker agrees to waive, to the fullest allowed by law, any and all penalties for which Payee could potentially be held liable upon determination that this Note is in violation of any usury laws.

4.       PREPAYMENT.
         ----------

         Prepayment of all or part of this Note may be made at any time without penalty. Early payments will first be applied to any unpaid interest, then to principal. Any prepayments which are applied to principal shall act to reduce all associated interest.

5.       NOTICE.
         ------

5.1. Any notice to Maker should be sent certified mail, return receipt requested, and notice shall be deemed given three days after the date such notice was postmarked:

                  Cubic Energy, Inc.
                  ATTN: James L. Busby
                  9870 Plano Rd.
                  Dallas, Texas 75238

5.2. Any notice to Payee should be sent certified mail, return receipt requested, and notice shall be deemed given three days after the date such notice was postmarked:

                  Tauren Exploration, Inc.
                  ATTN: Calvin Wallen III
                  9870 Plano Rd.
                  Dallas, Texas 75238.

6.       LAWSUITS.
         --------

         Maker and Payee agree that it is in their best joint interests that any lawsuit growing out of any controversy arising pursuant to this Note be tried in front of a judge sitting without a jury. Maker and Payee agree to a waiver of their right to be heard by a jury of their peers to save costs of litigation and to streamline adjudication of any dispute.

7.       ENFORCEABILITY.
         --------------

         THE OPERATION, CONSTRUCTION, VALIDITY AND EFFECT OF THIS PROMISSORY NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

8.       JURISDICTION.
         ------------

         All parties pursuant to the Note agree to submit any controversy arising pursuant to this Note to the jurisdiction of the County and District Courts of Dallas County, Texas and the courts of the United

         States District Courts of the Northern District of Texas. Maker and Payee agree that these above listed courts will be the courts of exclusive jurisdiction for any controversy arising between them.

9.       SEVERABILITY.
         ------------

         If any provision or covenant of this Note is found to be invalid, illegal or unenforceable, the remaining provisions and covenants of this Note shall remain in full force and effect. Further, that invalid, illegal or unenforceable provision or covenant shall be deemed modified to the extent necessary to alleviate such invalidity, illegality, or unenforceability, with such modified provision or covenant treated as if always contained herein.

10.      SCOPE.
         -----

         This Note is the complete integration of the obligations of Maker hereunder. Any modification or amendment to this Note must be made in writing, dated and signed by the Payee.

11.      CAPTIONS.
         --------

         The captions used as headings for the sections in this Note are for convenience only, and are not to be construed as part of this Note.

12.      SUCCESSORS AND ASSIGNS.
         ----------------------

         This Note is to be binding upon any and all successors, assigns, and heirs of Maker; and is for the benefit of Payee and Payee's successors and assigns.

         EXECUTED AS OF THE ABOVE WRITTEN DATE:


                                                     Cubic Energy, Inc.


                                                      /s/ Calvin Wallen, III
                                                     ---------------------------
                                                     Calvin Wallen, III
                                                     Chief Executive Officer